SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐ Definitive Information Statement

NATION ENERGY INC.

(Name of Registrant as Specified in Charter)

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1.	Title of each class of securities to which transaction applies:

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4.	Proposed maximum aggregate value of transaction:

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5.	Total fee paid:

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☐ Fee paid previously with preliminary materials.

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4.	Date Filed:	………………………………………………………………………………………

SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

Nation Energy Inc.
RPO Box 60610 Granville Park
Vancouver, BC  V6H 4B9

To the Stockholders of Nation Energy Inc.:

This Information Statement is furnished by the board of directors of Nation Energy Inc., a Wyoming corporation, to the holders of record at the close of business on the record date, October ____, 2013, of our company’s outstanding common stock with no par value, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to an amendment (the “Amendment”) to our Articles of Incorporation to increase the number of shares of our common stock that we have the authority to issue and which are entitled to receive the net assets upon dissolution from 100,000,000 shares of common stock with no par value to 5,000,000,000 shares of common stock with no par value.

Our board of directors unanimously ratified and approved the Amendment to our Articles on October ____, 2013.

Subsequent to our board of directors’ approval of the Amendment, the holders of the majority of the outstanding shares of our company gave us their written consent to the Amendment to our Articles on October ____, 2013.  Therefore, following the expiration of the twenty-day (20) period mandated by Rule 14c and the provisions of Chapter 16 of the Wyoming Business Corporations Act, our company will file Articles of Amendment to amend our Articles to give effect to the Amendment.  We will not file the Articles of Amendment to our Articles until at least twenty (20) days after the filing and mailing of this Information Statement.

The proposed Articles of Amendment to our Articles are attached hereto as Schedule A.  The Articles of Amendment will become effective when they are filed with the Wyoming Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to our shareholders.

The entire cost of furnishing this Information Statement will be borne by our company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our board of directors fixed the close of business on October ____, 2013 as the record date for the determination of shareholders who are entitled to receive this Information Statement.  There were 16,020,000 shares of our common stock issued and outstanding on October ____, 2013. We anticipate that this Information Statement will be mailed on or about October ___, 2013 to all shareholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

AMENDMENT TO OUR COMPANY’S ARTICLES

Our Articles authorize the issuance of 100,000,000 shares of common stock with no par value and state that the number and class of shares which are entitled to receive the net assets upon dissolution is 100,000,000 shares of common stock with no par value.  On October ____, 2013, our board of directors ratified and approved the Amendment to increase our shares of common stock from 100,000,000 shares of common stock with no par value and to increase the number of shares which are entitled to receive the net assets upon dissolution to 5,000,000,000 shares of common stock with no par value.  The approval of the Amendment to our articles of incorporation requires the consent of the holders of at least a majority of the outstanding shares of our common stock. Subsequent to the approval of our board of directors of the Amendment to our articles of incorporation, _____________, the holder of the majority of the outstanding shares of our common stock, gave us its written consent to the Amendment to our articles of incorporation on October ___, 2013.

Reasons for the Increase in Authorized Share Capital

The general purpose of the Amendment to our Articles is to increase our authorized capital which will enhance our ability to finance the development and operation of our business.

Potential uses of the additional authorized shares of common stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense or delay of seeking stockholder approval. We are at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. Shares of our common stock carry no pre-emptive rights to purchase additional shares.

Effect of the Increase in the Authorized Share Capital

The Amendment to our articles of incorporation to increase our authorized share capital will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

Effective Date of the Increase in the Authorized Share Capital

Stockholder approval for the Amendment to our articles of incorporation was obtained by written consent of a stockholder owning ____________ shares of our common stock, which represented ___% of the issued and outstanding shares of our common stock on the record date, October ___, 2013. The increase in our authorized share capital will not become effective until not less than 20 days after this information statement is first mailed to stockholders of our common stock and until the appropriate filings is made with the Wyoming Secretary of State.

DISSENTERS RIGHTS

Under Wyoming law, stockholders are not entitled to dissenter’s rights of appraisal with respect to our company’s proposed Amendment to our articles of incorporation.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since April 1, 2012, being the commencement of our last completed financial year, none of the following persons have had any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.           any director or officer of our company;

2.           any proposed nominee for election as a director of our company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our sole director and officer are listed below in the section entitled “Principal Shareholders and Security Ownership of Management”. To our knowledge, our sole director and officer has advised that he does not intend to oppose the Amendment, as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Beneficial Ownership

As used in this section, the term “beneficial ownership” with respect to a security is defined by Regulation 228.403 under the Securities Exchange Act of 1934, as amended, as consisting of: (1) any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (which includes the power to vote, or to direct the voting of such security) or investment power (which includes the power to dispose, or to direct the disposition of, such security); and (2) any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

As of the record date, October ___, 2013, we had a total of 16,020,000 shares of common stock issued and outstanding.

The following table sets forth, as of October ___, 2013, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers as of the record date.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Common	John Hislop, Sycamore House Coach Hill Lane, Burley Street Hampshire, BH24 4HN, England	228,000 Direct 9,775,500 Indirect(3)	62.44%
Common	All Directors and Officers as a group (1 person)	10,003,500	62.44%
5% Stockholders
Common	John Hislop(3) Coach Hill Lane, Burley Street Hampshire, BH24 4HN, England	228,000 Direct 9,775,500 Indirect(3)	62.44%
Common	Privateer Capital Corporation Berry Knoll, Coach Hill Lane Burley Street Hants United Kingdom, BH24 4HN	1,673,500 Director	10.45%
Common	Jeffrey Taylor #401-325 Howe Street Vancouver, BC Canada V6C 1Z7	920,000 Direct	5.74%

Notes:

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract arrangement, understanding, relationship, or otherwise has or shares:  (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	The percentage of class is based on 16,020,000 shares of common stock issued and outstanding as of October ___, 2013.
(3)
John Hislop directly owns 228,000 shares of common stock of the company and has voting and investment power over an additional 9,775,500 shares of common stock of the company which he holds indirectly.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send your request to: Nation Energy Inc., RPO 60610 Granville Park, Vancouver BC V6H 4B9 or call us at 604-331-3399. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, you may send your request to the above mailing address or call the above phone number.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities Exchange Commission relating to our business, financial statements and other matters. You may review a copy of such reports and other information at the Securities and Exchange Commission’s public reference room at 100 F Street, N.E. Washington, D.C. 20549 on official business days during the hours of 10 a.m. to 3 p.m.. Please call the Securities and Exchange Commission at 1-800-732-0330 for further information on the operation of the public reference rooms. Our filings can also be reviewed by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

NATION ENERGY INC.

By: /s/ John R. Hislop
John R. Hislop
Chief Executive Officer and Chief Financial Officer

SCHEDULE A

Wyoming Secretary of State State Capitol Building, Room 110 200 West 24th Street Cheyenne, WY 82002-0020 Ph. 307.777.7311 Fax 307.777.5339 Email: Business @wyo.gov	For Office Use Only

Profit Corporation

Articles of Amendment

1.  Corporation name:

Nation Energy Inc.

2.  Article(s) 4 is amended as follows:

Number and class of shares of the corporation will have the authority to issue:

5,000,000,000 shares of common stock, with no par value

Number and class of shares which are entitled to receive the net assets upon dissolution:

5,000,000,000 shares of common stock, with no par value

3.  If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

Not Applicable.

4. The amendment was adopted on October ___, 2013.

5.  If the amendment was adopted by the incorporators or board of directors without shareholder approval, a statement that the amendment was duly approved by the incorporators or by the board of directors as the case may be and that shareholder approval was not required.

Not Applicable.

OR

If approval was required by the shareholders, a statement at the amendment was duly approved by the shareholders in the manner required by this act and by the articles of incorporation.

The amendment was duly approved by the shareholders in the manner required by the act and by the articles of incorporation.

Signature:	_________________________________	Date:	October ___, 2013
Print Name:	John R. Hislop
Title:	President, Chief Executive Officer, Chief
Financial Officer, Secretary and Dirctor
Daytime Phone Number:	604.331.3359	Email:	jhislop@14u.org

Checklist
☐ Filing Fee: $50.00  Make check or money order payable to Wyoming Secretary of State.
☐ The articles of Amendment may be executed by the Chairman of the Board, President or another of its officers.
☐ Please submit one originally signed document and one exact photocopy of the filing.